UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 11, 2005
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                           GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


      California                        0-19222                  94-3010150
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(State or other jurisdiction of  (Commission File Number)     (IRS Employer
      incorporation)                                        Identification No.)

  505 Penobscot Drive, Redwood City, California                  94063
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (650) 369-9500
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On October 11, 2005, Genelabs Technologies, Inc. ("Genelabs") received notice from The Nasdaq Stock Market that its application to transfer its common stock listing from the Nasdaq National Market to the Nasdaq Capital Market had been approved. The notice informed Genelabs that its common stock would begin trading on the Nasdaq Capital Market at the open of business on Thursday, October 13, 2005. On October 13, 2005, as indicated in the notice from Nasdaq, Genelabs common stock began trading on the Nasdaq Capital Market.

Effective with the transfer of its common stock to the Nasdaq Capital Market, Genelabs became subject to the continued listing requirements of the Capital Market instead of those of the Nasdaq National Market. Genelabs currently complies with the listing requirements of the Nasdaq Capital Market, with the exception of the $1.00 minimum closing bid price requirement of Marketplace Rule 4450(a)(5). Under a grace period provided by Nasdaq, Genelabs has up to March 16, 2006 to regain compliance with the minimum closing bid price requirement, during which time the Company may effect the reverse stock split previously approved by Genelabs' shareholders, if necessary.

A copy of the press release announcing Genelabs' transfer to the Nasdaq Capital Market is attached as Exhibit 99.1 hereto.


Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Genelabs Press Release, dated October 12, 2005, entitled "Genelabs Announces Approval of Application to Transfer Listing of its Common Stock from the Nasdaq National Market to the Nasdaq Capital Market"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               GENELABS TECHNOLOGIES, INC.


                                               By: /s/ Matthew M. Loar
                                                  ---------------------------
                                               Name:  Matthew M. Loar
                                               Title: Chief Financial Officer
Date:  October 14, 2005

                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1 Genelabs Press Release, dated October 12, 2005, entitled "Genelabs Announces Approval of Application to Transfer Listing of its Common Stock from the Nasdaq National Market to the Nasdaq Capital Market"

                                                                   EXHIBIT 99.1

         Genelabs Announces Approval of Application to Transfer Listing
           of its Common Stock from the Nasdaq National Market to the
                             Nasdaq Capital Market

Redwood City, CA -- October 12, 2005 -- Genelabs Technologies, Inc. (Nasdaq:
GNLB) announced that The Nasdaq Stock Market has approved its application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq Capital Market. The transfer is expected to be effective at the open of business on Thursday, October 13, 2005. Genelabs' common stock will continue to trade under the symbol "GNLB" after the transfer is completed.

The Nasdaq Stock Market operates both the Nasdaq National Market and the Nasdaq Capital Market, which was previously called the Nasdaq SmallCap Market. The National Market generally contains stocks issued by larger-sized companies, while the Capital Market generally contains stocks issued by smaller-sized companies. Securities listed on both the National Market and the Capital Market share similar listing standards with respect to corporate governance.

Effective with the transfer of its common stock to the Nasdaq Capital Market, Genelabs will be subject to the continued listing requirements of the Capital Market instead of those of the Nasdaq National Market. Genelabs had earlier received notification from Nasdaq that it was not in compliance with the $1.00 closing bid price requirement and also that it was not in compliance with the $50 million National Market market capitalization requirement. Because of the transfer, the $50 million National Market market capitalization requirement no longer applies to Genelabs. Genelabs has a grace period through March 16, 2006 to comply with the $1.00 minimum closing bid price requirement of the Nasdaq Capital Market, which provides the company with sufficient time to effect a reverse stock split that was approved by the company's shareholders on June 14, 2005, should this be necessary. Other than the $1.00 minimum closing bid price requirement, Genelabs is currently in compliance with all listing requirements of the Nasdaq Capital Market.

About Genelabs
Genelabs Technologies, Inc. is a biopharmaceutical company focused on the discovery and development of pharmaceutical products to improve human health. We have built drug discovery and clinical development capabilities that can support various research and development projects. Genelabs is currently concentrating its capabilities on developing a late-stage product for lupus, discovering novel compounds that selectively inhibit replication of the hepatitis C virus and advancing preclinical development of compounds from this hepatitis C virus drug discovery program. We believe that these high-risk, potentially high reward programs focus our research and development expertise in areas where we have the opportunity to generate either first-in-class or best-in-class products that will address diseases for which current therapies are inadequate. For more information, please visit www.genelabs.com.

Note: Genelabs(R) and the Genelabs logo are registered trademarks and Prestara(TM) is a trademark of Genelabs Technologies, Inc.

NOTE ON FORWARD LOOKING STATEMENTS AND RISKS: This press release contains forward-looking statements including statements regarding the continued trading of the company's stock on the Nasdaq National and Capital Markets, the timing of the transfer of the company's common stock to the Capital Market, and the compliance with the Capital Market listing requirements. These forward-looking statements are based on Genelabs' current expectations and are subject to uncertainties and risks that could cause actual results to differ materially from the statements made. Uncertainties and risks include, without limitation, delisting of Genelabs common stock from the Nasdaq National and/or Capital Markets; delay or denial of Genelabs' transfer to the Nasdaq Capital Market; fluctuations in Genelabs' stock price; events which reduce Genelabs' future prospects, thus negating any advantage that may be anticipated from a reverse stock split; failures or setbacks in our HCV research programs or in our collaboration with Gilead; progress and announcements by competitors regarding their HCV programs; regulatory problems or delays regarding Prestara(TM), including an adverse response from the FDA or a determination to discontinue development of Prestara; increases in expenses and Genelabs' capital requirements and history of operating losses. Please see the information appearing in Genelabs' filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, under the captions "Risk Factors" and "Forward-Looking Statements" for more discussion regarding these uncertainties and risks and others associated with the company's research programs, early stage of development and other risks which may affect the company or cause actual results to differ from those included in the forward-looking statements. Genelabs does not undertake any obligation to update these forward-looking statements or risks to reflect events or circumstances after the date of this release.